STATE STREET RESEARCH CONCENTRATED INTERNATIONAL PORTFOLIO
                                        of
                            MET INVESTORS SERIES TRUST

    Supplement to the Prospectuses dated October 9, 2001 and November 16, 2001



I.       Portfolio Manager

     Effective December 2001, Ms. Eleanor H. Marsh has replaced Thomas P. Moore, Jr. as the portfolio manager of the State Street Research Concentrated International Portfolio. The discussion of the portfolio management of the State Street Research Concentrated International Portfolio in the section of each of the Prospectuses entitled "The Advisers" is revised as follows:

o ELEANOR H. MARSH, Vice President and Portfolio Manager has been responsible for the portfolio management of the State Street Research Concentrated International Portfolio since December 2001. Since March 2000, Ms. Marsh has been the associate/co-portfolio manager for State Street Research's international accounts. Prior to joining State Street Research, she was an analyst and then a co-portfolio manager at Evergreen Investments from July 1994 to March 2000.



December 21, 2001